POWER OF ATTORNEY
For Executing Forms 3, 4 and 5

KNOW ALL BY THESE PRESENTS, that the undersigned hereby
constitutes and appoints each of Kishan Mehta, James Ryans and
Shoney Katz, or any of them, each acting alone, his or
her true and lawful attorney-in-fact to:

(1) execute for and on behalf of the
undersigned a Form 3, Form 4 or Form 5, or
any amendment thereto, relating to the
securities of Social Capital Suvretta
Holdings Corp. IV, in accordance with Section
16(a) of the Securities Exchange Act of 1934
and the rules thereunder;

(2) do and perform any and all acts for and
on behalf of the undersigned which may be
necessary or desirable to complete and
execute such Form 3, Form 4 or Form 5, or
any amendment thereto, and the timely filing
of such form with the United States
Securities and Exchange Commission and any
other authority; and

(3) take any other action of any type
whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-
fact, may be of benefit to, in the best
interest of, or legally required by, the
undersigned, it being understood that the
documents executed by such attorney-in-fact
on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form
and shall contain such terms and conditions
as such attorney-in-fact may approve in such
attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and
thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and
powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the
undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Social Capital Suvretta Holdings Corp. IV unless earlier
revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 28th day of June, 2021.

By: /s/ Chamath Palihapitiya
Name:  Chamath Palihapitiya